Dreyfus
      New Jersey Municipal
      Bond Fund, Inc.

      SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                           18    Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus New Jersey
                                                       Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
W. Michael Petty.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. Although the economy has gained strength, investors have remained cautious in the face of a declining stock market and the potential for rising interest rates. In this environment, municipal bonds have generally performed well, benefiting from a surge in demand from investors seeking a relatively stable, tax-advantaged investment alternative. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices also contributed to the strong demand.

Nonetheless, tax-exempt bond yields have generally fallen along with short-term interest rates. For investors with long-term financial goals, the factors currently buffeting the financial markets should be viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you balance near-term risks with potential long-term rewards. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund achieved a total return of 4.43%.(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund's
benchmark,   achieved   a  total  return  of  4.64%  for  the  same  period.(2)
Additionally, the fund is reported in the Lipper New Jersey Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.36%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

Although the municipal bond market was marked by considerable volatility during the reporting period, municipal bond prices generally ended the reporting period higher than where they began. We are pleased that the fund produced slightly higher returns than its peer group average, which we attribute primarily to a defensive strategy emphasizing income-oriented securities.

What is the fund's investment approach?

Our goal is to seek as high a level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the New Jersey municipal bond market. We look at such criteria as a bond's yield, price, age, creditworthiness of its issuer, insurance and any provisions for early

                                                                    The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

redemption. Under most circumstances, we look for investment-grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Signs of economic recovery began to appear in early 2002, and the economy gained some momentum through the first few months of 2002. The Federal Reserve Board (the "Fed") responded by ending the aggressive interest-rate reduction campaign that had driven short-term interest rates to their lowest level in 40 years. However, the recovery was sluggish, held back by anemic corporate spending, a declining stock market and the effects of the accounting-related scandals involving some major U.S. corporations. Although many investors expected the Fed to begin raising short-term interest rates soon after the economic rebound began, the recovery's unexpectedly sluggish pace caused the Fed to keep interest rates unchanged during the reporting period.

As a result of these shifting expectations, municipal bond prices generally fell during the first quarter of the year. The fund's defensive positioning, which included a focus on income-oriented securities with protection from early redemption, helped it avoid the brunt of those declines. During the second quarter of 2002, when investors' expectations of the timing of eventual interest-rate hikes were pushed back substantially, municipal bond prices rallied. Although the fund's defensive positioning prevented it from capturing fully the resulting capital appreciation of some bonds, our focus on income made up for some of the difference.

More specifically, we focused primarily on premium bonds with 20- to 25-year maturities and provisions preventing early redemption by their issuers. By doing so, we reduced the fund' s average duration -- a measure of sensitivity to changing interest rates -- from 6.884 years at the start of the reporting period to 6.605 years on June 30, 2002.

What is the fund's current strategy?

We have continued to maintain a relatively defensive stance, emphasizing income-oriented bonds in the 20- to 25-year range. In our view, this stance is prudent since bond issuance is likely to increase as New Jersey and its municipalities borrow to finance their budget deficits, which could cause municipal bond yields to rise.

New Jersey was affected along with other states by the weak U.S. economy, leading to a projected state budget deficit. However, New Jersey's shortfall is particularly severe, especially at the state government level. Accordingly, we have favored bonds of local municipalities and school districts, where tax revenues are derived from property taxes, over New Jersey's uninsured general obligation bonds, which are backed by income taxes. Of course, we are prepared to change our strategy and the fund's composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2002 (Unaudited)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--88.5%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,212,302

      7.125%, 3/1/2016                                                                        6,650,000                6,629,518

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                                                            2,000,000                2,133,340

Bergen County Housing Development Corp., Mortgage

   (Park Ridge) 5.95%, 7/1/2025 (Insured; MBIA)                                               1,185,000                1,203,036

Bordentown Sewer Authority, Revenue

   5.375%, 12/1/2020 (Insured; FGIC)                                                          3,880,000                4,050,720

Carteret Board of Education, COP

   6%, 1/15/2024 (Insured, MBIA)                                                                440,000                  478,641

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,832,125

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                3,030,777

Delaware River and Bay Authority, Revenue

   5.75%, 1/1/2029 (Insured; AMBAC)                                                           5,000,000                5,329,850

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                3,071,329

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,723,200

East Orange Board of Education, COP, LR:

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       1,640,000                  638,944

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  537,707

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  743,882

Essex County Improvement Authority, LR

  (County Correctional Facility Project)

   6%, 10/1/2025 (Insured; FGIC)                                                             10,000,000                10,912,600

Freehold Regional High School District

   5%, 3/1/2020 (Insured; FGIC)                                                               2,000,000                2,053,180

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,816,700

Hudson County Improvement Authority:

  Facility Lease Revenue 10.12%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      14,920,356

   MFHR (Conduit Financing--Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,287,836

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                3,466,175

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,847,066

Mercer County Improvement Authority, Revenue

   (County Courthouse Project) 5.75%, 11/1/2017                                                 500,000                  538,100



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                2,010,850

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,783,650

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                8,500,158

   6%, 5/1/2016                                                                               3,695,000                4,248,326

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,535,000                6,734,840

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,340,000                4,818,355

      6.25%, 7/1/2024                                                                         1,370,000                1,506,534

   District Heating and Cooling

      (Trigen--Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,055,000                2,073,721

         6.20%, 12/1/2007                                                                     2,725,000                2,728,815

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,488,104

      (Kapkowski Road Landfill Project)

         6.50%, 4/1/2028                                                                      5,000,000                5,401,150

      (Masonic Charity Foundation of New Jersey):

         5.875%, 6/1/2018                                                                     2,750,000                3,012,157

         5.50%, 6/1/2021                                                                      1,920,000                1,982,822

         6%, 6/1/2025                                                                         1,000,000                1,078,540

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,512,150

   Electric Energy Facility (Vineland Cogeneration

      L.P. Project) 7.875%, 6/1/2019                                                          1,900,000                1,942,446

   First Mortgage (The Evergreens):

      6%, 10/1/2017                                                                             650,000                  614,562

      6%, 10/1/2022                                                                             700,000                  640,962

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,700,000  (a)           4,880,527

   Health, Hospital and Nursing Home

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  666,980

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  631,330

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,829,945

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                2,500,050

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                1,177,350

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,702,960

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                2,214,540

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue (continued):

  Local or Guaranteed Housing,

    First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,950,000                2,808,135

         5.50%, 1/1/2025                                                                      3,000,000                2,760,600

   (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,000,000                3,054,630

   (School Facilities Construction)

      8.71%, 6/15/2018 (Insured; AMBAC)                                                       5,000,000  (b,c)         5,454,200

   Special Facilities (Continental Airlines Inc. Project):

      6.25%, 9/15/2019                                                                        2,370,000                2,020,875

      5.50%, 4/1/2028                                                                         7,400,000                5,435,448

      6.25%, 9/15/2029                                                                        2,000,000                1,638,400

   State Lease

      (State Office Buildings Project):

         6%, 6/15/2014 (Insured; AMBAC)                                                       2,425,000                2,734,454

         6.125%, 6/15/2018 (Insured; AMBAC)                                                   7,535,000                8,478,231

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,594,630

      8.50%, 2/1/2010                                                                         5,040,000                5,412,355

   Water Facilities (American Water Co. Inc. Project)

      6.50%, 4/1/2022 (Insured; FGIC)                                                        12,000,000               12,282,720

New Jersey Educational Facilities Authority, Revenue:

  Higher Education Capital Improvement

      5%, 9/1/2014                                                                            3,000,000                3,142,230

   (Rowan University) 5.75%, 7/1/2030

      (Insured; FGIC)                                                                        15,405,000               16,331,765

New Jersey Environmental Infrastructure Trust

   5.25%, 9/1/2018                                                                            4,070,000                4,269,267

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Atlantic City Medical Center):

         6%, 7/1/2012                                                                         3,000,000                3,294,690

         6.25%, 7/1/2017                                                                      5,000,000                5,432,050

   (General Hospital Center at Passaic)

      6.75%, 7/1/2019 (Insured; FSA)                                                            550,000                  672,842

   (Palisades Medical Center Obligated Group):

      7.50%, 7/1/2006                                                                           480,000                  489,830

      7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                                    790,000  (a)             806,195

      7.60%, 7/1/2021                                                                           950,000                  969,465

      7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                                  1,400,000  (a)           1,428,714

   (Raritan Bay Medical Center) 7.25%, 7/1/2014                                              10,210,000               10,365,192

   (Saint Barnabas Health)

      Zero Coupon, 7/1/2023 (Insured; MBIA)                                                   6,000,000                2,030,280


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,552,225

         6%, 7/1/2020                                                                         7,770,000                7,740,319

New Jersey Higher Education Assistance Authority, Student

   Loan Revenue 6.125%, 6/1/2017 (Insured; MBIA)                                                600,000                  650,622

New Jersey Highway Authority, Revenue (Garden State

   Parkway) 6%, 1/1/2019                                                                      6,645,000                7,630,121

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,719,317

      5.90%, 10/1/2029 (Insured; MBIA)                                                        3,085,000                3,176,717

   Multi-Family Housing:

      5.70%, 5/1/2020 (Insured; FSA)                                                          6,000,000                6,327,420

      5.75%, 5/1/2025 (Insured; FSA)                                                          2,025,000                2,121,532

      5.65%, 5/1/2040 (Insured; AMBAC, Guaranteed; FHA)                                       5,250,000                5,342,243

      (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,087,200

New Jersey Transit Corp., Lease Purchase Agreement, COP:

  Federal Transit Administration Grants

      5.75%, 9/15/2014 (Insured; AMBAC)                                                       5,000,000                5,575,600

   (Raymond Plaza East Inc.)

      6.50%, 10/1/2016 (Insured; FSA)                                                         3,945,000                4,508,662

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           3,745,000                4,662,488

      7%, 6/15/2012 (Prerefunded 6/15/2012)                                                   2,255,000  (a)           2,801,161

      8.289%, 6/15/2014                                                                      12,750,000  (b,c)        15,118,058

      5%, 6/15/2016                                                                          20,610,000               21,250,971

      5%, 6/15/2017                                                                           7,000,000                7,154,630

      5.75%, 6/15/2017                                                                        6,000,000                6,778,680

      5.75%, 6/15/2018                                                                        6,000,000                6,755,940

      9.948%, 12/15/2018                                                                      4,500,000  (b,c)         5,660,460

      9.948%, 12/15/2019                                                                      4,000,000  (b,c)         4,991,840

      5.75%, 6/15/2020                                                                        6,500,000                7,258,485

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016 (Insured; FSA)                                                             1,000,000                1,211,580

   6.50%, 1/1/2016 (Insured; FSA)                                                               220,000                  263,063

   6.50%, 1/1/2016 (Insured; MBIA)                                                           22,665,000               27,460,461

North Hudson Sewer Authority, Sewer Revenue

   5.25%, 8/1/2019 (Insured; FGIC)                                                            1,000,000                1,042,530

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,298,580

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,314,900

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 109th Series)

         5.375, 1/15/2032                                                                     1,200,000                1,214,484

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,873,107

      (Consolidated Bond 121st Series)

         5.375%, 10/15/2035 (Insured; MBIA)                                                   4,950,000                5,033,506

      (Consolidated Bond 127th Series)

         5.125%, 6/15/2037 (Insured; AMBAC)                                                   3,000,000                2,906,580

      Special Obligation Revenue:

         (JFK International Air Terminal)

            6.25%, 12/1/2015 (Insured; MBIA)                                                  5,000,000                5,697,850

         (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                       6,500,000                6,701,500

Rahway, COP 5.625%, 2/15/2020 (Insured; MBIA)                                                   600,000                  643,584

Union County Improvement Authority, Revenue

   (Correctional Facility Project) 5%, 6/15/2022                                              3,155,000                3,183,300

Union County Utilities Authority, Solid Waste

  Revenue (Ogden Martin)

   5.375%, 6/1/2020 (Insured; AMBAC)                                                          4,990,000                5,099,531

University of Medicine and Dentistry

   5.50%, 12/1/2027 (Insured; AMBAC)                                                         15,425,000               16,161,235

West Deptford Township

   5.50%, 9/1/2019 (Insured; FGIC)                                                            1,800,000                1,912,374

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,322,977

West Orange Board of Education, COP

   6%, 10/1/2024 (Insured; MBIA)                                                                500,000                  544,560

Willingboro Municipal Utilities Authority

   5.25%, 1/1/2021 (Insured; AMBAC)                                                           1,000,000                1,029,040

U.S. RELATED--9.0%

Children's Trust Fund of Puerto Rico

   Settlement Revenue 5.75%, 7/1/2012                                                         3,000,000                3,186,600

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,265,800


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      8.739%, 7/1/2007                                                                       11,100,000  (b)          11,863,569

      8.786%, 7/1/2009                                                                        2,950,000  (b)           3,123,696

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                13,000,000  (a)          13,200,720

Puerto Rico Housing Bank and Finance Agency,

  SFMR (Affordable Housing Mortgage)

   6.25%, 4/1/2029 (Guaranteed; FNMA, GNMA)                                                     270,000                  281,213

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                          10,000,000               10,432,400

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,200,880

      6.50%, 10/1/2024                                                                        3,000,000                3,315,720

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $511,827,885)                                                                                               539,696,437
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

New Jersey Economic Development Authority,

  Revenue, VRDN

  (Foreign Trade Zone Project)

   1.80% (LOC; JP Morgan Chase Bank)                                                          7,300,000  (d)           7,300,000

Port Authority of New York and New Jersey,

  Special Obligation Revenue, VRDN

   1.90% (LOC; JP Morgan Chase Bank)                                                          1,200,000  (d)           1,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $8,500,000)                                                                                                   8,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $520,327,885)                                                                             99.0%             548,196,437

CASH AND RECEIVABLES (NET)                                                                          1.0%               5,595,586

NET ASSETS                                                                                        100.0%             553,792,023


                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage
                          Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage
                          Association

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFMR                      Single-Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.1

AA                               Aa                              AA                                               10.8

A                                A                               A                                                 8.0

BBB                              Baa                             BBB                                               7.0

BB                               Ba                              BB                                                2.5

B                                B                               B                                                 1.2

F1                               Mig1                            SP1                                               1.6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     8.8

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2002, THESE SECURITIES AMOUNTED TO $46,144,914 OR 8.3% OF NET ASSETS.

(D) SECURITIES PAYABLE ON DEMAND. VARIABLE RATE INTEREST--SUBJECT TO PERIODIC CHANGE.

(E) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F) AT JUNE 30, 2002, THE FUND HAD $189,152,662 OR 34.2% OF NET ASSETS INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDANT UPON REVENUES GENERATED FORM TRANSPORTATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           520,327,885   548,196,437

Interest receivable                                                   9,016,344

Receivable for shares of Common Stock subscribed                         10,305

Prepaid expenses                                                          8,902

                                                                    557,231,988
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           386,583

Cash overdraft due to Custodian                                         110,271

Payable for investment securities purchased                           2,904,327

Accrued expenses                                                         38,784

                                                                      3,439,965
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      553,792,023
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     528,877,286

Accumulated undistributed investment income--net                        926,945

Accumulated net realized gain (loss) on investments                  (3,880,760)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      27,868,552
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      553,792,023
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      42,541,657

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.02

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,759,271

EXPENSES:

Management fee--Note 3(a)                                            1,636,433

Distribution fees and prospectus--Note 3(b)                            682,994

Shareholder servicing costs--Note 3(b)                                 127,140

Directors' fees and expenses--Note 3(c)                                 73,840

Custodian fees                                                          35,096

Shareholders' reports                                                   10,962

Professional fees                                                       10,337

Registration fees                                                        6,809

Loan commitment fees--Note 2                                             1,886

Miscellaneous                                                           14,305

TOTAL EXPENSES                                                       2,599,802

Less--reduction in management fee
  due to undertaking--Note 3(a)                                      (279,636)

NET EXPENSES                                                         2,320,166

INVESTMENT INCOME--NET                                              13,439,105
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,023,094

Net unrealized appreciation (depreciation) on investments            9,004,329

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              11,027,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                24,466,528

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,439,105            26,545,243

Net realized gain (loss) on investments         2,023,094               761,213

Net unrealized appreciation
   (depreciation) on investments                9,004,329            (5,030,604)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   24,466,528            22,275,852
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (13,229,213)          (26,642,526)

Net realized gain on investments                       --               (33,996)

TOTAL DIVIDENDS                               (13,229,213)          (26,676,522)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  32,262,533            69,170,154

Net assets received in connection
   with reorganization--Note 1                         --            13,710,723

Dividends reinvested                            9,542,437            19,154,715

Cost of shares redeemed                       (44,361,938)          (76,806,844)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (2,556,968)           25,228,748

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,680,347            20,828,078
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           545,111,676           524,283,598

END OF PERIOD                                 553,792,023           545,111,676

Undistributed investment income--net              926,945               717,053
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,509,108             5,364,422

Shares issued in connection
   with reorganization--Note 1                         --             1,073,667

Shares issued for dividends reinvested            738,294             1,482,396

Shares redeemed                                (3,441,975)           (5,943,030)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (194,573)            1,977,455

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds financial statements.

                                 Six Months Ended
                                    June 30, 2002                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------

                                       (Unaudited)            2001(a)          2000            1999             1998         1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      12.76            12.86            12.15           13.37            13.35        13.00

Investment Operations:

Investment income--net                        .32(b)           .63(b)           .63             .64              .65          .68

Net realized and unrealized

   gain (loss) on investments                 .25             (.10)             .71           (1.18)             .11          .44

Total from Investment
   Operations                                 .57              .53             1.34            (.54)             .76         1.12

Distributions:

Dividends from investment
   income--net                               (.31)            (.63)            (.63)           (.64)            (.65)        (.68)

Dividends from net realized
   gain on investments                         --             (.00)(c)           --            (.04)            (.09)        (.09)

Total Distributions                          (.31)            (.63)            (.63)           (.68)            (.74)        (.77)

Net asset value,
   end of period                            13.02            12.76            12.86           12.15            13.37        13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                          4.43(d)             4.19            11.29           (4.24)            5.82         8.84



                                 Six Months Ended
                                    June 30, 2002                                         Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                       (Unaudited)               2001(a)           2000            1999           1998         1997
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                         .85(e)              .86               .85             .89            .90          .80

Ratio of net
   investment income
   to average
   net assets                                4.93(e)             4.87              5.13            4.94           4.86         5.23

Decrease reflected
   in above expense
   ratios due to
   undertakings by The
   Dreyfus Corporation                        .10(e)              .08               .10             .05            .04          .14

Portfolio Turnover Rate                     17.37(d)            28.39             27.91           37.02          36.69        28.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            553,792             545,112           524,284         526,379        606,388      596,218

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.86% TO 4.87%. PER SHARE DATA AND RATIOS/ SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey personal income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On May 16, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization approved by the fund's shareholders at a meeting held on May 1, 2001, substantially all of the assets, subject to the liabilities, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series, were transferred to the fund in exchange for shares of Capital Stock of the fund of equal value. The fund' s net asset value on the Closing Date was $12.77 per share, and a total of 1,073,667 shares, representing net assets of $13,710,723 (including $249,516 net unrealized appreciation on investments), were issued to Dreyfus Premier State Municipal Bond Fund, New Jersey Series shareholders in the exchange. The exchange was a tax free event.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $10,614 during the period ended June 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $6,160,916 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $2,786,624 of the carryover expires in fiscal 2007 and $3,374,292 expires in fiscal 2008. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund's merger with Dreyfus Premier State Municipal Bond Fund, New Jersey Series may apply.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2001 was as follows: tax exempt income $26,642,526 and ordinary income $33,996. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.


NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, but including the management fee, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager under the Agreement, or the Manager will bear such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $279,636 during the period ended June 30, 2002.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of .25 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended June 30, 2002, the fund was charged $682,994 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $81,439 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2002, redemption fees charged and retained by the fund amounted to $13,198.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2002 amounted to $92,883,842 and $102,829,338, respectively.

At  June  30,  2002,  accumulated net unrealized appreciation on investments was
$27,868,552,   consisting  of  $29,488,324  gross  unrealized  appreciation  and
$1,619,772 gross unrealized depreciation.

At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  750SA0602